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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 1999

                  THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP

                          THE RESORT AT SUMMERLIN, INC.

         --------------------------------------------------------------
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

                 Nevada                        333-49691                       86-0857506
                 Nevada                        333-49691                       86-0857505
                 ------                        ---------                       ----------
  (State or other jurisdiction          (Commission File Number)      (I.R.S. Employer Identification No.)
of incorporation or organization)

             1160 TOWN CENTER DRIVE, SUITE 200, LAS VEGAS, NV 89134
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                                 (702) 869-7000
         --------------------------------------------------------------
              (REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE)

         --------------------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)


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ITEM 4. CHANGE IN REGISTRANTS' CERTIFYING ACCOUNTANT

(a) The Resort at Summerlin, Limited Partnership (the "Partnership") and The Resort at Summerlin, Inc. (the "Company", and collectively, the "Registrants") dismissed Ernst & Young LLP ("E&Y") as their independent accountants on October 4, 1999. E&Y's report on the Registrants' financial statements for the years ended December 31, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Company on the Company's own behalf and in its capacity as general partner of the Partnership. In connection with its audits as of and for the years ended December 31, 1998 and 1997 and for the interim period through October 4, 1999, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satifaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report.

(b) As of October 4, 1999, the Registrants have engaged Arthur Andersen LLP as their principal accountants to audit the Registrants' financial statements beginning with the financial statements for the year ended December 31, 1999. The Registrants have not consulted Arthur Andersen LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrants' financial statements or any matter that was either the subject of a disagreement with E&Y or a reportable event.

(c) The Registrants have on the date hereof delivered to E&Y a copy of the disclosures referred to in Item 304(a)(3) of Regulation S-K. A copy of E&Y's response, dated October 8, 1999, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.

     None.

(b)  Exhibits.

     16 - October 8, 1999 letter from Ernst & Young.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

The Resort at Summerlin, Limited Partnership (Registrant)

     By: The Resort at Summerlin, Inc., a Nevada corporation, its general partner

                 Date: October 8, 1999     By: /s/ Brian McMullan
                                           ----------------------
                                           Brian McMullan
                                           Its: President and Chief Executive
                                           Officer (Principal Executive Officer)

                 Date: October 8, 1999     By: /s/ John J. Tipton
                                           ----------------------
                                           John J. Tipton
                                           Its: Sr. Vice President, Chief
                                           Financial Officer and
                                           General Counsel (Principal
                                           Financial Officer)


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The Resort at Summerlin, Inc. (Registrant)

              Date: October 8, 1999     By: /s/ Brian McMullan
                                        ----------------------
                                        Brian McMullan
                                        Its: President and Chief Executive
                                        Officer (Principal Executive Officer)

              Date: October 8, 1999     By: /s/ John J. Tipton
                                        ----------------------
                                        John J. Tipton
                                        Its: Sr. Vice President, Chief Financial
                                        Officer and General Counsel
                                        (Principal Financial Officer)


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